Dreyfus Premier
Strategic Income
Fund



ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            17   Statement of Financial Futures

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            22   Financial Highlights

                            23   Notes to Financial Statements

                            31   Report of Independent Auditors

                            32   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                          Strategic Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Strategic Income Fund covers the period from the fund's inception on December 29, 2000 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that high quality, taxable bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Strategic Income Fund perform relative to its benchmark?

From it' s inception on December 29, 2000 to the end of its fiscal year on October 31, 2001, the fund achieved a total return of 1.60% for Class A shares, 1.16% for Class B shares, 0.96% for Class C shares, and 1.78% for Class R shares.(1) The fund' s Class A, B, C and R shares distributed aggregate income
dividends   totaling   $0.7080,   $0.6630,   $0.6390  and  $0.7300  per  share,
respectively. These returns compare to a total return of 6.26% provided by the fund' s benchmark, the Merrill Lynch Global Bond Index ("the Index"), for the same period.(2)

We attribute the fund's absolute performance to weaker than expected economic activity. Toward the middle of the reporting period, we expected the U.S. economy to begin to improve, and we positioned the fund accordingly. However, the September 11 terrorist attacks delayed any prospect of recovery, hurting the fund' s performance during the latter portion of the reporting period and, ultimately, the fund's return relative to its benchmark.

What is the fund's investment approach?

The fund seeks high current income. Capital appreciation is a secondary objective. Under normal market conditions, the fund will invest mainly in four areas of the bond market:

* U.S. government securities, including U.S. Treasuries, U.S. government agency securities and mortgage pass-through securities.

* Privately issued mortgage-related securities, including collateralized mortgage obligations, commercial mortgage-backed securities and debt issued by real estate investment trusts.

*    Domestic high yield corporate bonds.

* Debt securities of foreign issuers in developing and emerging markets, including Brady bonds and loan participation interests.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Our investment approach emphasizes:

* FUNDAMENTAL ECONOMIC ANALYSIS. Our review of both global and U.S. economic conditions helps us establish the portfolio' s sector weightings and interest-rate sensitivity (duration, a measure of sensitivity to interest-rate changes.) If interest rates appear to be rising, we will generally reduce the fund' s average duration to keep cash available for the purchase of higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

* SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness under prevailing and expected economic conditions.

* SECURITY SELECTION. When choosing securities for investment, we review an issuer's financial strength and the current state and long-term outlook of the issuer' s industry group. We may focus more on one group or security over another based on our risk/reward and value analyses. We also consider economic, interest-rate and liquidity conditions when investing.

What other factors influenced the fund's performance?

When the reporting period began, falling corporate profits and a declining stock market were already contributing to economic weakness. In an effort to reinvigorate the economy, the Federal Reserve Board (the "Fed" ) reduced short-term interest rates nine times during the reporting period, for a total reduction of 4.00 percentage points.

During the summer, we began to detect signs that the rate cuts were having a positive effect on the economy. Consumer spending remained robust, the housing market was strong and business inventories reached more normal levels. As a result, we positioned the fund for the start of a recovery. This relatively aggressive stance included an emphasis on long-term corporate bonds, which we believed would benefit from renewed investor interest. We also focused on mortgage-backed securities, which we believed would benefit from more stable interest rates. Finally, we positioned the fund for a narrowing of the differences between long- and short-term bond yields.


Then something happened that no one could have reasonably predicted: terrorists attacked the United States. Consumer spending plunged in the immediate aftermath, removing one of the few remaining pillars of economic strength and delaying any prospect of economic recovery.

These unexpected events caused many investors to flee to relatively safe havens, such as U.S. Treasury securities, and long-term corporate bonds languished while yield differences widened. At the same time, lower interest rates increased the likelihood that homeowners would refinance their mortgages, hurting returns from existing mortgage-backed securities. These factors detracted from the fund's performance during the reporting period.

What is the fund's current strategy?

We have maintained the fund's relatively aggressive stance, because we believe it makes little sense to sell long-term corporate bonds and mortgage-backed holdings at depressed prices. In our view, the probability of an economic recovery has not been eliminated, merely delayed. When the economy begins to recover, the fund should benefit. Of course, there can be no guarantee when that might occur or how the fund will perform. Accordingly, as of October 31, 2001, approximately 69% of the fund's assets were invested in corporate bonds and 19% were invested in mortgage-related securities.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GLOBAL BOND INDEX IS A BROAD-BASED INDEX CONSISTING OF FIXED-RATE, COUPON-BEARING BONDS WITH A MATURITY RANGE GREATER THAN OR EQUAL TO ONE YEAR AND INCLUDES BBB-RATED BONDS AND SOME BONDS THAT ARE NOT RATED BY THE MAJOR U.S. RATING AGENCIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Strategic Income Fund Class A shares, Class B shares, Class C shares and Class R shares and the Merrill Lynch Global Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER STRATEGIC INCOME FUND ON 12/29/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH GLOBAL BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A BROAD-BASED INDEX CONSISTING OF FIXED-RATE, COUPON-BEARING BONDS WITH A MATURITY RANGE GREATER THAN OR EQUAL TO ONE YEAR AND INCLUDES BBB-RATED BONDS AND SOME BONDS THAT ARE NOT RATED BY THE MAJOR U.S. RATING AGENCIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING OR UNDERPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Actual Aggregate Total Returns AS OF 10/31/01


                                                                                            Inception                From
                                                                                               Date                Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                                                             12/29/00                (2.98%)
WITHOUT SALES CHARGE                                                                         12/29/00                 1.60%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                                      12/29/00                (2.68%)
WITHOUT REDEMPTION                                                                           12/29/00                 1.16%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                                   12/29/00                 0.00%
WITHOUT REDEMPTION                                                                           12/29/00                 0.96%

CLASS R SHARES                                                                               12/29/00                 1.78%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
        AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
        FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund


STATEMENT OF INVESTMENTS

October 31, 2001



                                                                                              Principal
BONDS AND NOTES--87.1%                                                                         Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--2.4%

BE Aerospace,

   Sr. Sub. Notes, Ser. B, 8.875%, 2011                                                          45,000                   33,975

Goodrich (BF),

   Notes, 7%, 2038                                                                               80,000                   68,719

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                   49,000                   27,195

US Airways,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 2009                                                                            9,656                    7,843

United Technologies,

   Notes, 4.875%, 2006                                                                           35,000                   35,341

                                                                                                                         173,073

ASSET-BACKED CTFS.--2.6%

Conseco Finance Securitizations,

   Ser. 2001-C, Cl. A4, 6.19%, 2030                                                              50,000                   51,516

The Money Store Home Equity Trust,

   Ser. 1996-C, Cl. A14, 7.785%, 2022                                                           130,000                  137,565

                                                                                                                         189,081

AUTOMOTIVE--4.5%

American Axle & Manufacturing,

   Sr. Notes, 9.75%, 2009                                                                        47,000                   48,527

Dana,

   Notes, 6.25%, 2004                                                                           125,000                  115,773

GMAC,

   Notes, 6.875%, 2011                                                                           66,000                   65,043

Hayes Lemmerz International,

   Sr. Notes, 11.875%, 2006                                                                      90,000  (b,c)            36,000

Sanluis,

   Sr. Notes, 8.875%, 2003                                                                      250,000  (b,d,e)          63,125

                                                                                                                         328,468

BANKING--1.1%

Capital One Financial:

   Sr. Notes, 7.25%, 2003                                                                        30,000                   30,526

   Sr. Notes, 7.25%, 2006                                                                        20,000                   19,596

Zions Bancorporation,

   Sub. Notes, 6.5%, 2011                                                                        30,000  (b,f)            30,335

                                                                                                                          80,457


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE AND MEDIA--3.2%

Charter Communications Holdings/Capital:

   Sr. Discount Notes, 0/11.75%, 2011                                                            65,000  (g)              39,488

   Sr. Notes, 8.625%, 2009                                                                       55,000                   52,800

Clear Channel Communications,

   Notes, 6%, 2006                                                                               35,000                   35,178

Fox Family Worldwide,

   Sr. Notes, 9.25%, 2007                                                                        45,000                   49,163

Time Warner Telecom,

   Deb., 7.25%, 2017                                                                             56,000                   57,568

                                                                                                                         234,197

CHEMICALS--.0%

Huntsman ICI Chemicals,

   Sr. Sub. Notes, 9.5%, 2007                                                                    30,000  (b,c)             1,950

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--7.6%

Bear Stearns Commercial Mortgage Securities,

   Ser. 2001-TOP2, Cl. A1, 6.08% , 2035                                                         102,641                  107,939

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                             250,000                  265,623

   Ser. 2001-SPGA, Cl. A2, 6.515%, 2018                                                         130,000  (b)             135,073

Green Tree Home Improvement Loan Trust,

   Ser. 1997-A, Cl. HEA6, 7.16%, 2028                                                            39,444                   40,598

                                                                                                                         549,233

CONSUMER--.6%

Dial,

   Sr. Notes, 7%, 2006                                                                           41,000                   41,964

Sleepmaster,

   Sr. Notes, Ser. B, 11%, 2009                                                                   9,000  (d)               1,575

                                                                                                                          43,539

FINANCE--3.4%

Armkel/Finance,

   Sr. Sub. Notes, 9.5%, 2009                                                                    16,000  (b)              16,800

Citigroup,

   Notes, 6.5%, 2011                                                                             30,000                   32,042

Credit-Backed Steers Trust 2001,

  Trust Ctfs.,

   Ser. VZ-1, 5.565%, 2005                                                                       70,000  (b)              69,422

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Household Finance,

   Notes, 6.375%, 2011                                                                           86,000                   87,490

TIERS,

  Fixed Rate Trust Ctfs.,

   Ser. MIR 2001-14, 7.2%, 2004                                                                  41,000  (b)              41,987

                                                                                                                         247,741

FOREIGN/GOVERNMENTAL--1.3%

Republic of Argentina,

   Discount Notes, Ser. D, 0%, 2002                                                             100,000                   97,125

HOTELS--.3%

Hilton,

   Notes, 7.625%, 2008                                                                           27,000                   25,823

INFORMATION/DATA TECHNOLOGY--1.2%

Amkor Technology:

   Sr. Notes, 9.25%, 2006                                                                         6,000                   5,190

   Sr. Notes, 9.25%, 2008                                                                        10,000                   8,550

Computer Sciences,

   Notes, 6.75%, 2006                                                                            30,000                   31,787

Lucent Technologies,

   Deb., 6.45%, 2029                                                                             66,000                   41,910

                                                                                                                          87,437

INSURANCE--2.9%

Conseco:

   Notes, 8.5%, 2002                                                                              9,000                   6,570

   Notes, 6.8%, 2005                                                                             28,000                   12,740

Conseco Financial,

   Sr. Sub. Notes, 10.25%, 2002                                                                  27,000                   22,140

Mercury General,

   Sr. Notes, 7.25%, 2011                                                                       105,000                  111,568

PXRE Capital Trust I,

   Capital Securities, 8.85%, 2027                                                               17,000                   10,437

Zurich Capital Trust I,

   Gtd. Capital Securities, 8.376%, 2037                                                         45,000  (b)              45,738

                                                                                                                         209,193

LEASING--1.2%

Case,

   Notes, Ser. B, 6.25%, 2003                                                                    42,000                   38,361

International Lease Finance,

   Notes, 5.75%, 2006                                                                            45,000                   45,363

                                                                                                                          83,724

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MACHINERY--2.1%

Briggs & Stratton,

   Sr. Notes, 8.875%, 2011                                                                       13,000                   13,487

National Equipment Services,

   Sr. Sub. Notes, Ser. D, 10%, 2004                                                              4,000                   2,740

Neenah:

   Sr. Notes, Ser. B, 11.125%, 2007                                                              75,000                   40,125

   Sr. Notes, Ser. D, 11.125%, 2007                                                               8,000                   4,280

   Sr. Notes, Ser. F, 11.125%, 2007                                                              48,000                   25,680

Terex:

   Gtd. Sr. Notes, 8.875%, 2008                                                                  12,000                   11,460

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                         52,000                   53,820

                                                                                                                         151,592

METALS AND MINING--.4%

Phelps Dodge,

   Sr. Notes, 9.5%, 2031                                                                         33,000                   29,528

OIL AND GAS--2.3%

Ocean Energy,

   Sr. Sub. Notes, Ser. B, 8.375%, 2008                                                          29,000                   30,305

Petroleos Mexicanos,

   Gtd. Notes, Ser. B, 6.5%, 2005                                                                75,000  (b)              76,219

Pioneer Natural Resources,

   Gtd. Sr. Notes, 7.2%, 2028                                                                    28,000                   24,603

Triton Energy,

   Sr. Notes, 9.25%, 2005                                                                        35,000                   38,675

                                                                                                                         169,802

PAPER PRODUCTS--2.8%

Abitibi-Consolidated,

   Deb., 8.85%, 2030                                                                             35,000                   35,350

Corporation Durango S.A. de C.V.,

   Sr. Notes, 13.125%, 2006                                                                     100,000                   90,250

International Paper,

   Notes, 6.75%, 2011                                                                            34,000                   34,960

Weyerhaeuser,

   Notes, 5.95%, 2008                                                                            40,000  (b)              40,321

                                                                                                                         200,881

PHARMACEUTICALS--.8%

Pfizer,

   Notes, 3.625%, 2004                                                                           55,000                   55,572

                                                                                                                   The Fund

STATEMENT OF INVESTMENTS (CONTINUED)


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST--2.3%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                               60,000                   60,019

iStar Financial,

   Sr. Notes, 8.75%, 2008                                                                        57,000                   57,222

New Plan Excel Realty Trust,

   Sr. Notes, 6.875%, 2004                                                                       50,000                   52,376

                                                                                                                         169,617

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--3.4%

Bank of America Mortgage Securities:

   Ser. 2001-8, Cl. 2B4, 6.5%, 2031                                                               3,960  (b)               3,496

   Ser. 2001-8, Cl. 2B5, 6.5%, 2031                                                               3,960  (b)               3,012

   Ser. 2001-8, Cl. 2B6, 6.5%, 2031                                                               3,960  (b)               1,132

Countrywide Home Loans,

   Ser. 2000-9, Cl. B2, 7.5%, 2031                                                               74,357                   76,250

Residential Funding Mortgage Securities I,

   Ser. 1999-S11, Cl. M3, 6.5%, 2029                                                            159,275                  160,309

                                                                                                                         244,199

TELECOMMUNICATIONS--15.9%

Alestra,

   Sr. Notes, 12.625%, 2009                                                                     250,000                  138,125

American Tower,

   Sr. Notes, 9.375%, 2009                                                                       56,000                   45,780

British Telecommunications,

   Notes, 8.125%, 2010                                                                          180,000                  206,018

Citizens Communications:

   Sr. Notes, 9%, 2031                                                                           57,000  (b)              60,585

   Notes, 6.375%, 2004                                                                           72,000  (b)              74,306

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                       20,000                   17,500

France Telecom,

   Bonds, 8.5%, 2031                                                                             39,000  (b)              44,500

Marconi:

   Bonds, 8.375%, 2030                                                                            2,000                      719

   Gtd. Sr. Notes, 5.625%, 2005                                                EUR               33,000                   10,708

   Notes, 7.75%, 2010                                                                            13,000                    4,881

Metromedia Fiber Network,

   Sr. Notes, 10%, 2009                                                                         198,000                   44,550

Motorola,

   Deb., 5.22%, 2097                                                                             46,000                   28,605


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS (CONTINUED)

NTL:

   Deb., 11.2%, 2007                                                                             30,000                   23,250

   Sr. Notes, Ser. B, 11.5%, 2006                                                                 5,000                    3,025

   Sr. Notes, Ser. B, 11.5%, 2008                                                                10,000                    5,850

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                                  10,000                    5,238

   Sr. Discount Notes, 0/10.65%, 2007                                                            15,000  (g)               9,938

   Sr. Notes, 9.375%, 2009                                                                       44,000                   31,020

   Sr. Notes, 9.5%, 2011                                                                         43,000                   29,670

TeleCorp PCS,

   Gtd. Sr. Discount Notes, 0/11.625%, 2009                                                      75,000  (g)              66,188

Tritel PCS:

   Sr. Discount Notes, 0/12.75%, 2009                                                            33,000  (g)              28,834

   Sr. Sub. Notes, Ser. B, 10.375%, 2011                                                        121,000                  139,453

Williams Communications Group,

   Sr. Notes, 10.875%, 2009                                                                      55,000                   23,375

WorldCom,

   Bonds, 8.25%, 2031                                                                           106,000                  108,844

                                                                                                                       1,150,962

TEXTILES--.7%

Levi Strauss & Co.:

   Notes, 6.8%, 2003                                                                             47,000                   36,895

   Sr. Notes, 11.625%, 2008                                                                      18,000                   12,690

                                                                                                                          49,585

U.S. GOVERNMENTS--9.6%

U.S. Treasury Bonds,

   5.375%, 2/15/2031                                                                            200,000                   215,218

U.S. Treasury Inflation Protection Securities:

   3.5%, 1/15/2011                                                                               50,000  (h)              53,076

   3.625%, 1/15/2008                                                                            100,000  (h)             114,943

   Coupon Strips:

      0%, 10/15/2028                                                                             10,000  (h,i)             7,470

      0%, 4/15/2029                                                                              10,000  (h,i)             7,655

   Principal Strips,

      0%, 4/15/2029                                                                             150,000  (h)              70,331

U.S. Treasury Notes,

   5%, 8/15/2011                                                                                217,000                  229,671

                                                                                                                         698,364

                                                                                                                    The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--1.5%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                             95,000  (h)             107,279

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--7.8%

Federal Home Loan Mortgage Corp.,

  REMIC, Gtd. Multiclass Mortgage Participation Ctfs.

  (Interest Only Obligation):

      Ser. 2116, Cl. JI, 6.5%, 6/15/2025                                                        343,027  (i)              35,803

      Ser. 2292, Cl. TS, 6.5%, 12/15/2021                                                       591,700  (i)              80,654

Federal National Mortgage Association,

   6.406%, 1/1/2011                                                                              99,275                   106,600

Government National Mortgage Association II,

   6.5%                                                                                         335,000  (j)             343,479

                                                                                                                         566,536

UTILITIES/GAS AND ELECTRIC--5.2%

Calpine,

   Sr. Notes, 8.5%, 2011                                                                         79,000                   79,622

Cinergy,

   Deb., 6.25%, 2004                                                                             19,000                   19,599

Marketspan,

   Deb., 8.2%, 2023                                                                              32,000                   33,446

Marlin Water Trust II/Capital II,

   Sr. Secured Notes, 6.31%, 2003                                                                30,000  (b,c)            22,186

Mission Energy Holding,

   Sr. Notes, 13.5%, 2008                                                                        37,000  (b)              41,440

PPL Energy Supply,

   Sr. Notes, 6.4%, 2011                                                                         35,000  (b)              34,860

Southern Energy,

   Sr. Notes, 7.9%, 2009                                                                         60,000  (b)              61,585

TXU Electric,

   Sr. Notes, Ser. J, 6.375%, 2006                                                               28,000                   29,178

TXU Electric Capital V,

   Capital Securities, 8.175%, 2037                                                              46,000                   54,145

                                                                                                                         376,061

TOTAL BONDS AND NOTES

   (cost $6,623,840)                                                                                                   6,321,019


                                                                                              Principal
OTHER SECURITIES--4.8%                                                                         Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING/FINANCE--4.8%

Abbey National Capital Trust I,

  Gtd., Non-Cumulative Trust
  Preferred Securities,

   8.963%, 6/30/2030                                                                            110,000  (b,k,l)         130,288

HSBC Capital Funding,

   Preferred Securities, Ser. 2,
   10.176%, 6/30/2030                                                                            38,000  (b,k,l)          49,951

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar
  Preference Shares,

   7.648%, 9/30/2031                                                                             74,000  (l)              78,115

Sun Life of Canada Capital Trust I,

  Gtd. Capital Securities,

   8.526%, 5/6/2007                                                                              58,000  (b,k)            61,092

Svenska Handelsbanken,

   Sub. Notes, 7.125%, 3/7/2007                                                                  30,000  (b,k,l)          31,961

TOTAL OTHER SECURITIES

   (cost $334,717)                                                                                                       351,407
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.0%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE AND MEDIA--.2%

Equity Securities Trust I,

   Cum. Conv., $2.34325                                                                             480                   16,704

INFORMATION/DATA TECHNOLOGY--.3%

Motorola,

   Cum. Conv., $3.50 (units)                                                                        478  (m)              23,542

OIL AND GAS--.4%

EXCO Resources,

   Cum. Conv., $1.05                                                                              1,400                   24,360

UTILITIES--.1%

AES Trust VII,

   Cum. Conv., $3.00                                                                                281                   8,009

TOTAL PREFERRED STOCKS

   (cost $84,028)                                                                                                         72,615

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--6.8%                                                                   Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--6.0%

Philip Morris Cos.,

   2.62%, 11/1/2001                                                                             185,000                   185,000

San Paolo IMI,

   2.63%,11/1/2001                                                                              250,000                   250,000

                                                                                                                         435,000

U.S. TREASURY BILLS--.8%

   2.16%, 11/29/2001                                                                             55,000  (n)              54,910

TOTAL SHORT-TERM INVESTMENTS

  (cost $489,857)                                                                                                        489,910
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $7,532,442)                                                               99.7%                7,234,951

CASH AND RECEIVABLES (NET)                                                                          .3%                   20,383

NET ASSETS                                                                                       100.0%                7,255,334

(A)   PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

  EUR--EUROS

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31,
     2001, THESE SECURITIES AMOUNTED TO $1,177,364 OR 16.2% OF NET ASSETS.

(C)  SUBSEQUENT TO 10/31/2001, THESE SECURITIES BECAME NON-INCOME PRODUCING.

(D)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(E)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
     MATURITY IS 3/18/2008.

(F)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(G)  ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

(H)  PRINCIPAL AMOUNT FOR ACCRUAL PURPOSES IS PERIODICALLY ADJUSTED BASED ON
     CHANGES IN THE CONSUMER PRICE INDEX.

(I)  NOTIONAL FACE AMOUNT SHOWN.

(J)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(K)  THE STATED INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
     THE INTEREST RATE BECOMES SUBJECT TO PERODIC CHANGE.

(L)  DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(M)  UNITS REPRESENT A CONTRACT TO PURCHASE SHARES OF COMMON STOCK FOR $50 AND A
     SENIOR NOTE WITH A PRINCIPAL AMOUNT OF $50.

(N)  PARTIALLY HELD BY A BROKER AS COLLATERAL FOR OPEN FINANCIAL FUTURES
     POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

October 31, 2001


                                                                                               Unrealized
                                                       Market Value                          Appreciation
                                                         Covered by                         (Depreciation)
                                            Contracts  Contracts ($)      Expiration     at 10/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

U.S. Treasury 10 Year Notes                         8       892,125    December 2001            16,281

U.S. Treasury 30 Year Bonds                         9       993,938    December 2001             6,719

Euro Currency                                       4       449,200    December 2001            (9,800)

Canadian Dollar Currency                            2       125,880    December 2001            (1,360)

FINANCIAL FUTURES SHORT

Japanese Yen Currency                               7     717,325  December 2001                29,963

                                                                                                41,803

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  7,532,442    7,234,951

Receivable for investment securities sold                               817,997

Interest receivable                                                     128,774

Receivable for futures variation margin--Note 4(a)                        6,353

Paydowns receivable                                                          39

Prepaid expenses and other assets                                        41,914

Due from The Dreyfus Corporation and affiliates                           9,773

                                                                      8,239,801
--------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                           4,001

Payable for investment securities purchased                             954,701

Interest payable--Note 2                                                    312

Accrued expenses                                                         25,453

                                                                        984,467
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,255,334
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       7,552,207

Accumulated distributions in excess of net investment income            (16,088)

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                     (25,091)

Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $41,803 net unrealized
  appreciation on financial futures)--Note 4(b)                        (255,694)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,255,334


NET ASSET VALUE PER SHARE

                                                            Class A        Class B     Class C          Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            2,234,324      3,298,575   1,213,494          508,941

Shares Outstanding                                          186,265        275,183     101,242           42,409
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 12.00          11.99       11.99            12.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

From December 29, 2000 (commencement of operations) to

October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               420,723

Cash dividends                                                           1,042

TOTAL INCOME                                                           421,765

EXPENSES:

Management fee--Note 3(a)                                               32,669

Registration fees                                                       45,710

Custodian fees--Note 3(c)                                               20,596

Auditing fees                                                           19,383

Distribution fees--Note 3(b)                                            15,681

Shareholder servicing costs--Note 3(c)                                  12,280

Legal fees                                                              11,928

Prospectus and shareholders' reports                                     5,816

Trustees' fees and expenses--Note 3(d)                                     799

Interest expense--Note 2                                                   312

Miscellaneous                                                           11,070

TOTAL EXPENSES                                                         176,244

Less--expense reimbursement from The Dreyfus Corporation due to
  undertaking--Note 3(a)                                               (98,628)

NET EXPENSES                                                            77,616

INVESTMENT INCOME--NET                                                 344,149
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
  (including options written)                                           22,084

Net realized gain (loss) on financial futures                          (80,063)

Net realized gain (loss) on forward currency exchange contracts         (1,033)

NET REALIZED GAIN (LOSS)                                               (59,012)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions (including $41,803
  net unrealized appreciation on financial futures)                   (255,694)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (314,706)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    29,443

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

From December 29, 2000 (commencement of operations) to

October 31, 2001

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                 344,149

Net realized gain (loss) on investments                                (59,012)

Net unrealized appreciation (depreciation) on investments             (255,694)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         29,443
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                                        (119,468)

Class B shares                                                        (139,636)

Class C shares                                                         (37,248)

Class R shares                                                         (29,964)

TOTAL DIVIDENDS                                                       (326,316)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                                       2,210,225

Class B shares                                                       3,538,903

Class C shares                                                       1,229,156

Class R shares                                                         500,000

Dividends reinvested:

Class A shares                                                         118,042

Class B shares                                                         114,939

Class C shares                                                          28,325

Class R shares                                                          29,964

Cost of shares redeemed:

Class B shares                                                        (214,889)

Class C shares                                                          (2,458)

INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
TRANSACTIONS                                                         7,552,207

TOTAL INCREASE (DECREASE) IN NET ASSETS                              7,255,334
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        7,255,334


--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                                            176,770

Shares issued for dividends reinvested                                   9,495

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          186,265
--------------------------------------------------------------------------------

CLASS B

Shares sold                                                            283,725

Shares issued for dividends reinvested                                   9,257

Shares redeemed                                                        (17,799)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          275,183
--------------------------------------------------------------------------------

CLASS C

Shares sold                                                             99,165

Shares issued for dividends reinvested                                   2,285

Shares redeemed                                                           (208)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          101,242
--------------------------------------------------------------------------------

CLASS R

Shares sold                                                             40,000

Shares issued for dividends reinvested                                   2,409

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           42,409

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from December 29, 2000 (commencement of operations) to October 31, 2001. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during the period assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                  Class A   Class B    Class C          Class R
                                                                   Shares    Shares     Shares           Shares
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.50     12.50      12.50            12.50

Investment Operations:

Investment income--net                                                .75       .69        .67              .77

Net realized and unrealized gain (loss)
   on investments                                                    (.54)     (.54)      (.54)            (.54)

Total from Investment Operations                                      .21       .15        .13              .23

Distributions:

Dividends from investment income--net                                (.71)     (.66)      (.64)            (.73)

Net asset value, end of period                                      12.00     11.99      11.99            12.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                                 1.60(b)   1.16(b)     .96(b)          1.78
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets (c)                                            1.24      1.75       1.99             1.00

Ratio of interest expense to
   average net assets (c)                                             .01       .01        .01              .01

Ratio of net investment income
   to average net assets (c)                                         7.13      6.64       6.38             7.38

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation (c)                                       1.93      1.98       2.02             1.92

Portfolio Turnover Rate (a)                                        936.98    936.98     936.98           936.98
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               2,234     3,299      1,213              509

(A) NOT ANNUALIZED.

(B) EXCLUSIVE OF SALES CHARGE.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Strategic Income Fund (the "fund") is a separate non-diversified series of Dreyfus Premier Fixed Income Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series, including the fund, which commenced operations on December 29, 2000. The fund' s investment objective is to maximize current income. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

On February 7, 2001, the Board of Trustees approved a change of the Company's name from "Dreyfus Debt and Equity Funds" to "Dreyfus Premier Fixed income Funds". This change was effective on February 12, 2001.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, financial futures and options) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between bid prices and asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.


Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 2001, as a result of permanent book to tax differences, the fund decreased accumulated undistributed
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investment  income-net  by  $33,921  and increased accumulated net realized gain
(loss) on investments by the same amount. Net assets were not effected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended October 31, 2001 was approximately $13,000, with a related weighted average annualized interest rate of 2.85%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from December 29, 2000 (commencement of operations) through October 31, 2002 to reduce the management fee paid by, or reimburse such excess expenses of the fund, to the extent that the funds aggregate annual expenses, excluding taxes,
brokerage   fees,   interest  on  borrowings,  12b-1  distribution  plan  fees, shareholder service plan fees and extraordinary expenses, exceed an annual rate of 1% of the value of the fund' s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $98,628 during the period ended October 31, 2001.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2001, Class B and Class C shares were charged $10,978 and $4,703, respectively, pursuant to the Plan.


(C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B and Class C shares were charged $4,430, $5,488 and $1,568, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $135 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2001, the fund was charged $20,596 pursuant to the custody agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

(A) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward currency exchange contracts and options transactions, during the period ended October 31, 2001, amounted to $54,145,220 and $47,149,575, respectively.

The following summarizes the fund' s call/put options written for the period ended October 31, 2001:


                                                  Face Amount                                        Options Terminated
                                                                                           -----------------------------------------
                                                   Covered by            Premiums                               Net Realized
Options Written                                 Contracts ($)            Received ($)           Cost ($)                Gain ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    December 29, 2000                                      --                     --

Contracts written                                     250,000                   1,036

Contracts terminated;
    Expired                                           250,000                   1,036                 --                1,036

CONTRACTS OUTSTANDING
    OCTOBER 31, 2001                                       --                      --

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in market value of the contracts at the close of each day' s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2001, are set forth in the Statement of Financial Futures.

The fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 2001, there were no open forward currency exchange contracts outstanding.

(B) At October 31, 2001, accumulated net unrealized depreciation on investments and financial futures was $255,688, consisting of $269,484 gross unrealized appreciation and $525,172 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Premier Strategic Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Strategic Income Fund (one of the funds comprising Dreyfus Premier Fixed Income Funds) as of October 31, 2001, and the related statements of operations and changes in net assets and financial highlights for the period from December 29, 2000 (commencement of operations) to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Strategic Income Fund at October 31, 2001 and the results of its operations, the changes in its net assets and the financial highlights for the period from December 29, 2000 to October 31, 2001, in conformity with accounting principles generally accepted in the United States.


New York, New York
December 14, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates .27% of the ordinary dividends paid during the fiscal year ended October 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.


                 For More Information

                        Dreyfus Premier Strategic Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  538AR1001